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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  April 6, 2006


                               MOVADO GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On April 6, 2006, Movado Group, Inc. issued a press release announcing its results for the fourth quarter and fiscal year ended January 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.



ITEM 7.01.  REGULATION FD DISCLOSURE.

            On April 6, 2006, Movado Group, Inc. issued a press release announcing its Board of Directors had approved an increase in the Company's quarterly dividend to $0.06 per share. The increased dividend rate will be effective commencing with the regular quarterly dividend payable on April 28, 2006 to shareholders of record as of April 14, 2006. The press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

            EXHIBIT
            NUMBER     DESCRIPTION
            -------    -----------

             99.1 Press release of Movado Group, Inc. dated April 6, 2006 announcing 37% Increase in Reported Operating Profit in Fiscal 2006; Adjusted Operating Profit up 28%

             99.2 Press release of Movado Group, Inc. dated April 6, 2006 announcing 20% Quarterly Dividend Increase



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                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  April 6, 2006

                                         MOVADO GROUP, INC.


                                         By: /s/ Frank V. Kimick
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                                             Name:  Frank V. Kimick
                                             Title: Vice President and Treasurer


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                                EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

             99.1 Press release of Movado Group, Inc. dated April 6, 2006 announcing 37% Increase in Reported Operating Profit in Fiscal 2006; Adjusted Operating Profit up 28%

             99.2 Press release of Movado Group, Inc. dated April 6, 2006 announcing 20% Quarterly Dividend Increase